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                                                                   EXHIBIT 10.45

      THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OR CONVERSION OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS.


                          COMBINATORX, INCORPORATED

                        COMMON STOCK PURCHASE WARRANT


No. W-1                                                          August 19, 2005

      COMBINATORX, INCORPORATED, a Delaware corporation (the "Company") with offices located at 650 Albany Street, Boston, Massachusetts 02118, for value received, hereby certifies that Biomedical Sciences Investment Fund Pte Ltd, a Singapore private limited company with offices at 20 Biopolis Way, #09-01 Centros, Singapore 138668, or registered assigns, is entitled to purchase from the Company 25,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock $.001 par value (the "COMMON STOCK"), of the Company at the purchase price per share of $11.00 (the "INITIAL WARRANT PRICE"), at any time or from time to time after August 19, 2006 and prior to 5:00 p.m., Boston, Massachusetts time, on the fifth anniversary of the date set forth above (the "Expiration Date").

1. DEFINITIONS. Certain capitalized terms are used in this Warrant as specifically defined below in this Section 1. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Warrant, (b) the capitalized term "Exhibit" refers to exhibits to this Warrant, (c) references to a particular Section include all subsections thereof, (d) the word "including" shall be construed as "including without limitation", (e) accounting terms not otherwise defined herein have the meaning provided under GAAP, (f) references to a particular statute or regulation include all rules and regulations thereunder and any successor statute, regulation or rules, in each case as from time to time in effect and
(g) references to a particular Person include such Person's successors and assigns to the extent not prohibited by this Warrant. References to "the date hereof" mean the date first set forth above.

      "ADDITIONAL SHARES OF COMMON STOCK" means any additional shares of Common Stock beyond those shares of Common Stock which are currently issued and outstanding.

                                       1
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      "BUSINESS DAY" means any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Boston, Massachusetts or New
York, New York are authorized by law to be closed.

      "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "COMMON STOCK" is defined in the preamble and means the Common Stock of the Company.

      "COMPANY" is defined in the preamble, and includes any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with the terms of this Agreement.

      "EXCHANGE ACT" means the federal Securities Exchange Act of 1934.

      "EXPIRATION DATE" is defined in the preamble.

      "INITIAL WARRANT PRICE" is defined in the preamble.

      "MARKET PRICE" means, on any date, the amount per share of Common Stock equal to (a) the last sale price of Common Stock, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which Common Stock is then listed or admitted to trading, or (b) if Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of Common Stock on such date, or (c) if no trading occurred on such date or if Common Stock is not so designated, the average of the closing bid and asked prices of Common Stock on such date as shown by the NASD automated quotation system..

      "NASD" means the National Association of Securities Dealers, Inc.

      "OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other Person which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

      "PERSON" means a corporation, an association, a partnership, a limited partnership, an organization, a business trust, a limited liability company, an individual, a government or political subdivision thereof or a governmental agency.

      "SECURITIES ACT" means the federal Securities Act of 1933.

      "WARRANT PRICE" is defined in Section 3.1.

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      "WARRANT SHARES" means the shares of Common Stock or Other Securities issuable upon exercise or conversion of the Warrant.

      "WARRANT" means this Warrant.

2. EXERCISE OR CONVERSION OF WARRANT.

2.1. MANNER OF EXERCISE OR CONVERSION; PAYMENT.

            2.1.1. EXERCISE. This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to Section 6.2(a), accompanied by a subscription in substantially the form attached to this Warrant duly executed by such holder and accompanied by payment, in cash or by check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such subscription by (b) the Initial Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided in Section 3.

            2.1.2. CONVERSION. This Warrant may be converted by the holder hereof, in whole or in part, into Warrant Shares, at any time the Common Stock is listed or admitted to trading on any national exchange or quoted in the over-the-counter market, during normal business hours on any Business Day on or prior to the Expiration Date, by surrender of this Warrant to the Company at its office maintained pursuant to
      Section 6.2(a), accompanied by a conversion notice in substantially the form attached to this Warrant duly executed by such holder, and such holder shall thereupon be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

            (a) an amount equal to:

                  (i) the product of (A) the number of Warrant Shares determined as provided in Sections 3 through 5 which such holder would be entitled to receive upon exercise of this Warrant for the number of shares of Common Stock designated in such conversion notice MULTIPLIED BY
                        (B) the Market Price of each such Warrant Share so receivable upon such exercise

                        MINUS

                  (ii) the product of (A) the number of shares of Common Stock (without giving effect to any adjustment thereof) designated in such conversion notice MULTIPLIED BY
                        (B) the Initial Warrant Price

                                       3
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                        DIVIDED BY

            (b) the Market Price of each such Warrant Share.

      For all purposes of this Warrant (other than this Section 2.1), any reference herein to the exercise of this Warrant shall be deemed to include a reference to the conversion of this Warrant into Warrant Shares in accordance with the terms of this Section 2.1.2.

      2.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1, and at such time the Person in whose name any certificate for Warrant Shares shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder of record thereof.

      2.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after each exercise of this Warrant, in whole or in part, and in any event within five Business Days thereafter, the Company at its expense (including the payment by it of any applicable issue or documentary taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to
Section 5, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

            (a) a certificate for the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares to which such holder shall be entitled upon such exercise PLUS, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day immediately preceding the date of such exercise, or, if there is no Market Price, such cash as the Company may reasonably determine represents such fractional value; and

            (b) in case such exercise is in part only, a new Warrant of like tenor, dated the date hereof and calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment thereof) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 2.1.

      3. ADJUSTMENT OF WARRANT SHARES AND WARRANT PRICE.

      3.1. ADJUSTMENTS FOR SUBDIVISIONS, STOCK DIVIDENDS, COMBINATIONS OR CONSOLIDATION OF COMMON STOCK. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such increase or subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                                       4
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      3.2. SUBSEQUENT EVENTS. In the event of any recapitalization, consolidation or merger of the Company or its successor, the Warrant shall be exercisable for such shares or other interests as the Warrant would have entitled the holder of the Warrant to receive if the Warrants had been exercised for Common Stock immediately prior to such event.

      4. COVENANTS.

      4.1. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of all or a substantial portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but will at all times in good faith assist in carrying out all the provisions of this Warrant and in taking all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment.

      4.2. RESERVATION OF SHARES. So long as this Warrant shall remain outstanding, the Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon exercise of the Warrant, the full number of shares of Common Stock then issuable upon exercise of the Warrant.

      4.3. VALIDITY OF SHARES. The Company will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

      5. RESTRICTIONS ON TRANSFER. Each certificate for Warrant Shares issued upon the exercise of any Warrant, each certificate issued upon the direct or indirect transfer of any Warrant Shares, this Warrant itself, and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant pursuant to Section 6 shall be stamped or otherwise imprinted with legends in substantially the form set forth on the face of this Warrant. THIS WARRANT SHALL NOT BE TRANSFERRED TO ANY PERSON OR ENTITY OTHER THAN AN AFFILIATE OF THE INTIAL WARRANT HOLDER, AND ANY SUCH TRANSFEREE SHALL ALSO BE SUBJECT TO SUCH RESTRICTION.

      6. OWNERSHIP, TRANSFER AND SUBSTITUTION OF WARRANTS.

      6.1. OWNERSHIP OF WARRANTS. The Company may treat the Person in whose name this Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 6.2(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 5, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

      6.2. OFFICE; TRANSFER AND EXCHANGE OF WARRANTS.

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            (a) The Company shall cause to be kept at its offices at the address first set forth above (or at such other address as may be specified by the Company as provided in Section 9) a register for the registration and transfer of the Warrant. The names and addresses of holders of the Warrant, any transfer thereof and the names and addresses of transferees of the Warrant shall be registered in such register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

            (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the offices of the Company, the Company at its expense will (subject to compliance with Section 5, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of the Warrant so surrendered.

      6.3. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the initial holder of the Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the offices of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

      7. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

      8. NOTICES. Any notice or other communication in connection with this Warrant shall be deemed to be delivered if in writing (or in the form of a telex or telecopy) addressed as hereinafter provided and if actually delivered at such address (evidenced in the case of a telex by receipt of the correct answerback): (i) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the office of the Company maintained pursuant to Section 6.2(a); or (ii) if to the Company, to the attention of its President at its offices at the address specified in Section 6.2(a); PROVIDED, HOWEVER, that the exercise of any Warrant shall be effective in the manner provided in
      Section 2.

      9. GENERAL. The section headings in this Warrant are for convenience of reference only and shall not constitute a part hereof. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any

                                       6
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      other provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability.
      This Warrant shall be construed and enforced in accordance with and governed by the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts.

                                            COMBINATORX, INCORPORATED


                                            By: /s/ Alexis Borisy
                                                ------------------------
                                                Title: President and CEO

                                       7
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                             FORM OF SUBSCRIPTION

               [To be executed only upon exercise of Warrant]


TO COMBINATORX, INCORPORATED:

      The undersigned registered holder of the enclosed Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,
(1) shares of Common Stock and herewith makes payment of $
therefor, and requests that the certificates for such shares be issued in the
name of, and delivered to           , whose address is           .

Dated:
      -------------
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)


                              ---------------------------------------
                              (Street Address)


                              ---------------------------------------
                              (City)    (State)    (Zip Code)



------------
      (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

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                             FORM OF CONVERSION NOTICE

                  [To be executed only upon conversion of Warrant]


To: COMBINATORX, INCORPORATED:

      The undersigned registered holder of the enclosed Warrant hereby
irrevocably converts such Warrant with respect to            (1) shares of
Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the
name of, and delivered to            , whose address is            .

Dated:
      -------------
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)


                              ---------------------------------------
                              (Street Address)


                              ---------------------------------------
                              (City)    (State)    (Zip Code)



------------
      (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial conversion, the portion thereof as to which this Warrant is being converted), in either case without making any adjustment which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial conversion, a new Warrant will be issued and delivered, representing the unconverted portion of the Warrant, to the holder surrendering the Warrant.

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                             FORM OF ASSIGNMENT

              [To be executed only upon transfer of Warrant]

      For value received, the undersigned registered holder of the attached
Warrant hereby sells, assigns and transfers unto            the right
represented by such Warrant to purchase           (1) shares of Common Stock
of COMBINATORX, INCORPORATED to which such Warrant relates, and appoints Attorney to make such transfer on the books of COMBINATORX, INCORPORATED maintained for such purpose, with full power of substitution in the premises.

Dated:
      -------------
                              (Signature must conform in all
                              respects to name of holder as
                              specified on the face of Warrant)


                              ---------------------------------------
                              (Street Address)


                              ---------------------------------------
                              (City)    (State)    (Zip Code)


Signed in the presence of:


----------------------------



------------
      (1) Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial transfer, the portion thereof being transferred), in either case without making any adjustment which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial transfer, a new Warrant will be issued and delivered, representing the untransferred portion of the Warrant, to the holder surrendering the Warrant.

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